                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        MACE Security International, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                           --Enter Company Name Here--
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------
Notes:

[LOGO]     MSI(R)                                 1000 Crawford Place, Suite 400
            mace                                    Mt. Laurel, New Jersey 08054
          SECURITY                                                (856) 778-2300
       INTERNATIONAL

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                             Date: December 16, 2002
                          Time: 10:00 AM, Eastern Time
                                    Location
                              The DoubleTree Hotel
                                  Cypress Room
                            515 Fellowship Road North
                          Mt. Laurel, New Jersey 08054

To Mace Security International, Inc. Stockholders:

         We invite you to attend a Special Meeting of Stockholders. At this meeting, our stockholders will vote on a proposal to approve an amendment to the Amended and Restated Certificate of Incorporation to effect a one-for-two reverse split of the outstanding shares of Mace's common stock.

         You may vote on this proposal in person by attending the Special Meeting or by proxy. The attached proxy statement provides details on voting by proxy. If you cannot attend the Special Meeting, we urge you to complete and return the enclosed proxy promptly in the enclosed self-addressed stamped envelope so that your shares will be represented and voted at the Special Meeting in accordance with your instructions. Of course, if you attend the Special Meeting, you may withdraw your proxy and vote your shares.

         Only stockholders of record at the close of business on November 15, 2002, are entitled to notice of and can vote at the Special Meeting and any adjournment or postponement of the Special Meeting.

                                          By Order of the Board of Directors,

                                          /s/ Robert M. Kramer

Mt. Laurel, New Jersey                    Robert M. Kramer
November __, 2002                         Secretary

                                TABLE OF CONTENTS

                                                                                   Page
                                                                                   ----
Introduction ...................................................................     1
  About This Proxy Solicitation ................................................     1
  About the Special Meeting ....................................................     2
  Voting at the Special Meeting ................................................     3
  How To Vote Your Shares ......................................................     3
The Proposal ...................................................................     4
Vote Required; Recommendation of Board .........................................    10
The Principal Stockholders of Mace .............................................    11
  Beneficial Ownership .........................................................    11
  Irrevocable Proxies Granted to Louis D. Paolino, Jr. .........................    12
Additional Information .........................................................    12
  Deadline for Stockholder Proposals ...........................................    12
  Other Matters ................................................................    12
Appendix A - Amendment to Amended and Restated Certificate of Incorporation ....   A-1

[LOGO] MSI(R)                              1000 Crawford Place, Suite 400
        mace                                 Mt. Laurel, New Jersey 08054
      SECURITY                                             (856) 778-2300
   INTERNATIONAL

                             ______________________
                                   PRELIMINARY
                                 PROXY STATEMENT
                             ______________________

                                  INTRODUCTION

         The Board of Directors is soliciting proxies to be used at a Special Meeting of Stockholders of Mace Security International, Inc. ("Mace" or "the Company"). Mace will begin mailing this proxy statement and the enclosed form of proxy to its stockholders on or about November 18, 2002.

         The Board of Directors is soliciting your proxy to encourage you to vote on a proposal at the Special Meeting and to obtain your support for the proposal. You are invited to attend the Special Meeting and vote your shares directly. If you do not attend, you may vote by proxy, which allows you to direct another person designated by the Board of Directors of the Company to vote your shares at the Special Meeting on your behalf, using the accompanying proxy card. Even if you plan to attend the Special Meeting, it is a good idea to complete, sign and return the proxy card in case your plans change. You can always vote in person at the Special Meeting, even if you have already returned the proxy card.

About This Proxy Solicitation

         This proxy solicitation has two parts: the proxy card and this proxy statement.

The Proxy Card The proxy card permits you to vote by proxy, whether or not you
--------------
attend the Special Meeting. When you sign the proxy card, you appoint certain individuals designated by the Board of Directors of the Company as your representatives at the Special Meeting. They will vote your shares of Mace common stock at the Special Meeting as you have instructed on the proxy card. If a proposal comes up for a vote that is not on the proxy card, they will vote your shares as they deem appropriate.

This Proxy Statement This proxy statement contains important information for you
--------------------
to consider when deciding how to vote on the proposal. Please read it carefully. It is divided into three sections following this Introduction:

          Section                                             Page Number
          -------                                             -----------
          The Proposal ......................................      4
          The Principal Stockholders of Mace ................     11
          Additional Information ............................     12

Mace will pay for soliciting these proxies. In addition to use of the mails, Mace's directors, officers and employees may solicit proxies in person, by telephone, facsimile or by other means, in all cases without additional compensation. Mace will reimburse brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of Mace common stock.

About the Special Meeting

When And Where Mace will hold the Special Meeting on December 16, 2002, at 10:00
--------------
AM, Eastern Time, at The DoubleTree Hotel, Cypress Room, 515 Fellowship Road North, Mt. Laurel, New Jersey 08054.

Quorum Requirement Mace's bylaws require that a majority of outstanding shares
------------------
of Mace common stock must be represented at the Special Meeting, whether in person or by proxy, constituting a quorum in order to transact business. Abstentions and broker non-votes will be counted in determining whether or not there is a quorum at the Special Meeting.

The Proposal Stockholders will vote on the following proposal at the Special
------------
Meeting:

         Approval and adoption of an amendment to Mace's Amended and Restated Certificate of Incorporation to effect a one-for-two reverse stock split. The Board of Directors is authorized not to file the Amended and Restated Certificate of Incorporation and not implement the reverse stock split, if after the Special Meeting, the Board of Directors determines that it would not be in the best interests of Mace to effect the reverse stock split.

Other Matters Neither Mace nor its Board intend to bring any other matters
-------------
before the Special Meeting. The Board has no present knowledge that any other matters will be presented by others for action at the Special Meeting. However, stockholders will be able to vote on any other matters that properly come before the Special Meeting.

The Stockholders As of the record date of November 15, 2002, there were
----------------
           shares of Mace common stock issued and outstanding. Only stockholders of record at the close of business on November 15, 2002, are entitled to vote at the Special Meeting and any adjournment or postponement of the meeting. A complete list of stockholders entitled to vote at the Special Meeting will be available for inspection by any stockholder for any purpose relating to the Special Meeting for ten days prior to the meeting during ordinary business hours at Mace's headquarters located at 1000 Crawford Place, Suite 400, Mt. Laurel, New Jersey 08054.

Voting at the Special Meeting

You are entitled to one vote for each share of Mace common stock that you owned of record at the close of business on November 15, 2002. The presence, in person or by proxy, of the holders of a majority of the stock issued and outstanding and entitled to vote at the Special Meeting is necessary to constitute a quorum. Abstentions are counted as "shares present" at the meeting for purposes of determining whether a quorum exists. Abstentions have the effect of a vote "against" any matter as to which they are specified. Proxies submitted by brokers that do not indicate a vote for the proposal because they do not have discretionary voting authority and have not received instructions as to how to vote on the proposal (so-called "broker non-votes") are considered "shares present" at the meeting for purposes of determining whether a quorum exists. Broker non-votes will affect the outcome because the proposal requires the affirmative vote of a majority of the outstanding shares and broker non-votes will have the effect of a vote "against" the proposal.

The proposal is to be approved by the affirmative vote of a majority of all shares of Mace common stock entitled to vote for such proposal.

How To Vote Your Shares

You may vote in one of two ways:

..  turn your completed, signed and dated proxy card before the Special Meeting;
   or
.. cast a written ballot in person at the Special Meeting (you will need a legal proxy from your stockbroker if you hold your shares in street name).

Voting By Proxy The proxy card has simple instructions. By returning a completed
---------------
proxy card before the Special Meeting, you will direct the appointed persons (known as "proxies") to vote your shares at the Special Meeting in accordance with your instructions. The Board of Directors has appointed Gregory M. Krzemien and Stephen J. Duskin to serve as your proxies for the Special Meeting. If no voting instructions are indicated, then the proxies will vote your shares for the approval of the amendment to the Amended and Restated Certificate of Incorporation. If any other matters properly come before the Special Meeting, then the designated proxies will vote your shares in their discretion on such matters.

How To Revoke Your Proxy You may revoke your proxy at any time before it is
------------------------
exercised at the Special Meeting by any of the following means:

.. notifying Mace's Secretary in writing (notice to be sent to Mace's executive offices, the address for which is located on the first page of this proxy statement);
.. submitting another proxy card with a later date; or .. attending the Special Meeting and voting by written ballot (mere attendance at the Special Meeting will not by itself revoke your proxy).

                                  THE PROPOSAL

--------------------------------------------------------------------------------

       Amendment of the Amended and Restated Certificate of Incorporation
--------------------------------------------------------------------------------

Approval and adoption of an amendment to Mace's Amended and Restated Certificate of Incorporation to effect a one-for-two reverse split of Mace's outstanding shares of common stock. The Board of Directors is authorized not to file the Amended and Restated Certificate of Incorporation and not implement the reverse stock split, if after the Special Meeting the Board of Directors determines that it would not be in the best interests of Mace to effect the reverse stock split.

--------------------------------------------------------------------------------

The Board of Directors has adopted a resolution approving, declaring advisable and recommending to the stockholders for their approval an amendment to Mace's Amended and Restated Certificate of Incorporation effecting a one-for-two reverse split of Mace's outstanding shares of common stock.

The text of the proposed amendment to effect the reverse stock split is attached hereto as Appendix A (the "Certificate of Amendment"). The Certificate of Amendment will effect a one-for-two reverse split of the shares of Mace's common stock issued and outstanding, but will not change the number of authorized shares of common stock, the number of treasury shares held by Mace or the par value of Mace's common stock or preferred stock.

A vote in favor of the reverse stock split will include authorization of Mace's Board of Directors not to file the Certificate of Amendment in the event that the Board of Directors determines that filing the Certificate of Amendment would not be in the best interests of Mace's stockholders.

PURPOSE

The Board approved the reverse stock split for the following reasons:

.. The Board believes a higher stock price may help generate investor interest in Mace and help Mace attract and retain employees and other service providers; and

.. The Board believes the reverse stock split may be the most effective means to increase Mace's stock price to over $1.00 in order to avoid a delisting of Mace's common stock from the Nasdaq National Market ("Nasdaq").

POTENTIAL INCREASED INVESTOR INTEREST. On November 1, 2002, Mace's common stock closed at $0.77 per share. In approving the reverse stock split, the Board considered that Mace's common stock may not appeal to brokerage firms that are reluctant to recommend lower-priced securities to their clients. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Also, the Board believes that most investment funds are reluctant to invest in lower-priced stocks.

The Board believes that some potential employees and service providers are less likely to work for a company with a low stock price, regardless of the size of the company's market capitalization. If the reverse stock split successfully increases the per share price of Mace's common stock, the Board believes this increase will enhance Mace's ability to attract and retain employees and service providers.

NASDAQ LISTING. Mace's common stock is quoted on Nasdaq under the symbol "MACE." On October 2, 2002, the Company was advised by Nasdaq that its common stock failed to maintain a minimum bid price of $1.00 over the last 30 consecutive trading days as required by the Nasdaq National Market under Marketplace Rules. The Company has been provided 90 calendar days, or until December 31, 2002, to regain compliance with the Marketplace Rules by maintaining a bid price of the Company's common stock of at least $1.00 for a minimum of 10 consecutive trading days (or longer, at the discretion of Nasdaq).

If the Company is unable to demonstrate compliance with the rule on or before December 31, 2002, Nasdaq will provide the Company with written notification that its securities will be delisted. The Company may appeal such a decision to a Nasdaq Listing Qualifications Panel, or it may apply to transfer its securities to the Nasdaq SmallCap Market ("SmallCap Market"). To transfer, the Company must satisfy the continued inclusion requirements for the SmallCap Market, which makes available an extended grace period for the minimum $1.00 bid price requirement. If the transfer application is submitted by December 31, 2002 and if the application is approved, the Company will be afforded the 180 calendar day SmallCap Market grace period or until March 31, 2003. The Company may also be eligible for an additional 180 calendar day grace period provided that it meets the initial listing criteria for the SmallCap Market under Marketplace Rules.

If the Company transfers to the SmallCap Market, the Company may be eligible to transfer back to the Nasdaq National Market if, by September 29, 2003, its bid price maintains the $1.00 per share requirement for 30 consecutive trading days and it has maintained compliance with all other continued listing requirements of the Nasdaq National Market.

If our stock was delisted from the Nasdaq SmallCap Market, our stock may be traded over-the-counter, more commonly known as OTC. OTC transactions involve risks in addition to those associated with transactions in securities traded on the Nasdaq National Market or the Nasdaq SmallCap Market (together "Nasdaq-Listed Stocks"). OTC companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volumes than Nasdaq-Listed Stocks. The values of these stocks may be more volatile than Nasdaq-Listed Stocks. If our stock is traded in the OTC market and a market maker sponsors us, we may have the price of our stock electronically displayed on the OTC Bulletin Board, or OTCBB. However, if we lack sufficient market maker support for display on the OTCBB, we must have our price published by the National Quotations Bureau LLP in a paper publication known as the "Pink Sheets." The marketability of our stock will be even more limited if our price must be published on the "Pink Sheets."

The Board believes that maintaining Nasdaq National Market listing may provide a broader market for Mace's common stock and facilitate the use of Mace's common stock in financing transactions. The Board approved the reverse stock split partly as a means of increasing the share price of Mace's common stock above $1.00 per share. If the stockholders do not approve the reverse stock split proposal and the stock price does not otherwise increase to greater than $1.00 per share, Mace expects its common stock to be delisted from the Nasdaq National Market.

THE REVERSE STOCK SPLIT MAY NOT RESULT IN AN INCREASE IN THE PER SHARE PRICE OF MACE'S COMMON STOCK; THERE ARE OTHER RISKS ASSOCIATED WITH THE REVERSE STOCK SPLIT.

Mace cannot predict whether the reverse stock split will increase the market price for Mace's common stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

..    the market price per new share of Mace common stock (the "New Shares")
     after the reverse stock split will rise in proportion to the reduction in the number of old shares of Mace common stock (the "Old Shares") outstanding before the reverse stock split;

..    the reverse stock split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

..    the reverse stock split will result in a per share price that will increase
     Mace's ability to attract and retain employees and other service providers;

..    the market price per New Share will either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq or that Mace will otherwise meet the requirements of Nasdaq for continued inclusion for trading on Nasdaq.

The market price of Mace's common stock will also be based on Mace's performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price per share of Mace's common stock declines, the decrease in Mace's overall market capitalization will be greater than would have occurred with the same per share decline in market price in the absence of a reverse stock split. Furthermore, liquidity of Mace's common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

PRINCIPAL EFFECTS OF THE REVERSE STOCK SPLIT

CORPORATE MATTERS. The reverse stock split would have the following effects on the number of Mace's shares of common stock outstanding:

..    each two (2) Old Shares owned by a stockholder would be exchanged for one
     (1) New Share;

..    the number of shares of Mace's common stock issued and outstanding will be reduced from approximately twenty-five million (25,000,000) shares to approximately twelve million five hundred thousand (12,500,000) shares;

..    all outstanding options and warrants entitling the holders thereof to purchase shares of Mace's common stock will enable such holders to purchase, upon exercise of their options or warrants, one-half (1/2) of the number of shares of Mace's common stock that such holders would have been able to purchase upon exercise of their options or warrants immediately preceding the reverse stock split at an exercise price equal to two (2) times the exercise price specified before the reverse stock split, resulting in approximately the same aggregate price being required to be paid therefor upon exercise thereof immediately preceding the reverse stock split; and

..    the number of shares reserved for issuance under Mace's non-qualified stock option plan adopted in 1993 will be reduced to one-half (1/2) of the number of shares currently reserved for such plan and the number of shares reserved for issuance under Mace's 1999 stock option plan will not be affected.

The reverse stock split will be effected simultaneously for all of Mace's common stock, and the exchange number will be the same for all of Mace's common stock. The reverse stock split will affect all of Mace's stockholders uniformly and will not affect any stockholder's percentage ownership interests in Mace, except to the extent that the reverse stock split results in any of Mace's stockholders owning a fractional share. As described below, stockholders holding fractional shares will be entitled to cash payments in lieu of such fractional shares. Such cash payments will reduce the number of post-split stockholders to the extent there are stockholders presently holding fewer than two (2) shares. This, however, is not the purpose for which Mace is effecting the reverse stock split. Common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. Mace will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

FRACTIONAL SHARES. No scrip or fractional certificates will be issued in connection with the reverse stock split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by two (2) will be entitled, upon surrender of certificate(s) representing such shares, to a cash payment in lieu thereof. The cash payment will equal the fraction to which the stockholder would otherwise be entitled multiplied by the average of the closing prices (as adjusted to reflect the reverse stock split) of our common stock, as reported in The Wall Street Journal, during the ten (10) trading days preceding the date that is five (5) days before the effective time of the reverse stock split. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefor as described herein.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where Mace is domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

AUTHORIZED SHARES; FUTURE FINANCINGS. Upon effectiveness of the reverse stock split, the number of authorized shares of common stock that are not issued or outstanding would increase from approximately Seventy Five Million (75,000,000) shares to approximately Eighty Seven Million Five Hundred Thousand (87,500,000) shares, which include treasury shares. Mace will continue to have 10,000,000 authorized but unissued shares of preferred stock. Authorized but unissued shares will be available for issuance, and Mace may issue such shares in financings or otherwise. If Mace issues additional shares, the ownership interest of holders of Mace's common stock may also be diluted. Also, the issued shares may have rights, preferences or privileges senior to those of Mace's common stock.

ACCOUNTING MATTERS. The reverse stock split will not affect the par value of Mace's common stock. As a result, on the effective date of the reverse stock split, the stated capital on Mace's balance sheet attributable to Mace's common stock will be reduced to one-half (1/2) of its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of Mace's common stock will be increased because there will be fewer shares of Mace's common stock outstanding.

POTENTIAL ANTI-TAKEOVER EFFECT. Although the increased proportion of unissued authorized shares of common stock to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Mace's Board or contemplating a tender offer or other transaction for the combination of Mace with another company), the reverse stock split proposal is not being proposed in response to any effort of which Mace is aware to accumulate Mace's shares of common stock or obtain control of Mace, nor is it part of a plan by management to recommend a series of similar amendments to Mace's Board and stockholders. Other than the reverse stock split proposal, Mace's Board does not currently contemplate recommending the adoption of any other amendments to Mace's Amended and Restated Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change the control of Mace.

PROCEDURE FOR EFFECTING REVERSE STOCK SPLIT AND EXCHANGE OF STOCK CERTIFICATES

If Mace's stockholders approve the reverse stock split and the Board still believes that the reverse stock split is in the best interests of Mace and its stockholders, Mace will file an amendment to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The reverse stock split will become effective at the time specified in the amendment, which will most likely be some time shortly after the filing of the amendment and which Mace refers to as the "effective time." Beginning at the effective time, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

As soon as practicable after the effective time, stockholders will be notified that the reverse stock split has been effected. Mace expects that its transfer agent, American Stock Transfer and Trust Company, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the exchange agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in the letter of transmittal Mace sends to its stockholders. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. Any Old Shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for New Shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Even if the stockholders approve the reverse stock split, Mace reserves the right not to effect the reverse stock split if, in the Board's opinion, it would not be in the best interests of Mace and its stockholders to effect such reverse stock split.

NO DISSENTER'S RIGHTS UNDER THE DELAWARE GENERAL CORPORATION LAW

Mace's stockholders are not entitled to dissenter's rights with respect to the reverse stock split, and Mace will not independently provide stockholders with any such right.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

The following is a summary of certain material federal income tax consequences of the reverse stock split and does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. For example, the state and local tax consequences of the reverse stock split may vary as to each stockholder, depending upon the state in which he or she resides. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (the "Code") (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder's own tax advisor with respect to the tax consequences of the reverse stock split.

Other than the cash payments for fractional shares discussed below, no gain or loss should be recognized by a stockholder upon such stockholder's exchange of Old Shares for New Shares pursuant to the reverse stock split. The aggregate tax basis of the New Shares received in the reverse stock split (including any fraction of a New Share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the Old Shares exchanged therefor. In general, stockholders who receive cash upon redemption of their fractional share interests in the New Shares as a result of the reverse stock split will recognize gain or loss based on their adjusted basis in the fractional share interests redeemed. The federal income tax liability, if any, generated by the receipt of cash in lieu of a fractional interest should not be material in amount in view of the low value of the fractional interest. The stockholder's holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the reverse stock split.

Mace's view regarding the tax consequence of the reverse stock split is not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with a tax advisor with respect to all of the potential tax consequences of the reverse stock split.

VOTE REQUIRED; RECOMMENDATION OF BOARD

 The affirmative vote of the holders of a majority of all outstanding shares of Mace's common stock entitled to vote on this proposal will be required for approval of the amendment.

Recommendation The Board of Directors recommends that you vote FOR the proposal
--------------
to approve and adopt the Amendment to the Amended and Restated Certificate of Incorporation.

THE PRINCIPAL STOCKHOLDERS OF MACE

Beneficial Ownership

The following beneficial ownership table sets forth information as of October 31, 2002, regarding beneficial ownership of shares of Mace common stock by the following persons:

..   each person who is known to Mace to own beneficially more than 5% of the outstanding shares of Mace common stock, based upon Mace's records or the records of the Securities and Exchange Commission;
..   each director of Mace;
..   each of the Chief Executive Officer and the four (4) other most highly compensated executives; and
..   all directors and executive officers of Mace as a group.

Unless otherwise indicated, to Mace's knowledge, all persons listed on the beneficial ownership table below have sole voting and investment power with respect to their shares of Mace common stock. Shares of Mace common stock subject to options or warrants exercisable within 60 days of October 31, 2002, are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person.

Name and Address of                    Shares of Common     Percentage of
Beneficial Owner                         Stock Owned      Common Stock Owned (1)
----------------                         -----------      ----------------------

Louis D. Paolino, Jr.                   6,529,364 (2)             25.0%
  1000 Crawford Place, Suite 400
  Mt. Laurel, NJ 08054

Excel Legacy Holdings, Inc.             3,812,500 (3)             15.3
  16955 Via Del Campo
  San Diego, CA 92127

Mark S. Alsentzer                       1,105,000 (4)              4.4

Jon E. Goodrich                           861,049 (5)              3.5

Matthew J. Paolino                        538,709 (6)              2.1

Robert M. Kramer                          499,649 (7)              2.0

Gregory M. Krzemien                       275,500 (8)              1.1

Ronald R. Pirollo                         118,750 (9)                *

Constantine N. Papadakis, Ph.D.            95,000(10)                *

Richard B. Muir                            58,000(11)                *

All current directors and executive    10,081,021(12)             37.0
officers as a group (9 persons)

______________________________

* Less than 1% of the outstanding shares of Mace common stock.

 (1) Percentage calculation is based on 24,921,685 shares outstanding on October 31, 2002.
 (2) Includes (i) warrants to acquire 1,136,364 shares, (ii) options to purchase 68,334 shares, and (iii) 1,162,750 shares for which Louis D. Paolino, Jr., has been granted irrevocable proxies to vote such shares. See "Irrevocable Proxies Granted to Louis D. Paolino, Jr." below.
 (3) Includes (i) 3,500,000 shares and (ii) warrants to purchase 62,500 shares, all held by Millennia Car Wash LLC, a limited liability company wholly owned by Excel Legacy Holdings, Inc.
 (4) Includes (i) warrants to purchase 50,000 shares and (ii) options to purchase 55,000 shares.
 (5) Includes (i) options to purchase 10,000 shares and (ii) 15,500 shares held by Jon Goodrich's wife. Jon Goodrich disclaims beneficial ownership of the shares owned by his wife.
 (6)   Includes options to purchase 135,000 shares.
 (7) Includes (i) warrants to acquire 75,000 shares and (ii) options to purchase 285,000 shares.
 (8)   Includes options to purchase 225,000 shares.
 (9)   Includes options to purchase 108,750 shares.
(10)   Represents options to purchase 95,000 shares.
(11)   Includes options to purchase 55,000 shares.
(12)   See Notes 2, 4, 5, 6, 7, 8, 9, 10 and 11 above.

Irrevocable Proxies Granted to Louis D. Paolino, Jr.

The following stockholders have granted to Louis D. Paolino, Jr., irrevocable proxies for the sole power to vote, but not to dispose of, the 1,162,750 aggregate shares of Mace common stock owned by such stockholders until the expiration date of such proxies:

       Stockholder                                       Shares     Expiration Date of Proxies
       -----------                                       ------     --------------------------
       D. Nagelberg & B. Nagelberg, Trustees of
           Nagelberg family trust                       581,375            10-05-03

       Joyce Heller                                     236,000            10-05-03

       Ronald I. Heller IRA                             345,375            10-05-03
                                                      ---------
                                                      1,162,750
                                                      =========

ADDITIONAL INFORMATION

Deadline For Stockholder Proposals

April 9, 2003, is the deadline for stockholders to submit proposals pursuant to Rule 14a-8 of the Exchange Act for inclusion in Mace's Proxy Statement for Mace's 2003 Annual Meeting of Stockholders. A notice of a stockholder proposal submitted outside of the processes of Rule 14a-8 of the Exchange Act is considered untimely after June 23, 2003, and Mace's proxy for the 2003 Annual Meeting of Stockholders may confer discretionary authority to vote on such matter without any discussion of such matter in the proxy statement for such meeting.

Other Matters

The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgement.

                                            By Order of the Board of Directors,

                                            /s/ Robert M. Kramer

Mt. Laurel, New Jersey                      Robert M. Kramer
November __, 2002                               Secretary

                                                                      APPENDIX A

                            CERTIFICATE OF AMENDMENT
                                       OF
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                        MACE SECURITY INTERNATIONAL, INC.

         MACE SECURITY INTERNATIONAL, INC., a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the "Corporation") DOES HEREBY CERTIFY THAT:

         FIRST:   The name of the Corporation is "Mace Security International,
                  Inc."

         SECOND: The Amended and Restated Certificate of Incorporation was filed by the Secretary of State on December 28, 1999.

         THIRD: The Amended and Restated Certificate of Incorporation is hereby amended to effect a one-for-two reverse stock split of the issued and outstanding Common Stock.

         FOURTH: To accomplish the foregoing amendment, a new paragraph to Article FOURTH of the Amended and Restated Certificate of Incorporation shall be added as follows and as paragraph 4(c) thereunder:

            "As of [__________] at [_______]. (__________ time) (the
            "Effective Date"), each two (2) shares of Common Stock of the corporation issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall automatically be reclassified and continued, without any action on the part of the holder thereof, as one share of Common Stock (the "Reverse Split"). The Corporation shall not issue fractional shares on account of the Reverse Split. Holders of Old Common Stock who would otherwise be entitled to a fraction of a share on account of the Reverse Split shall receive, upon surrender of the stock certificates formally representing shares of the Old Common Stock, in lieu of such fractional share, an amount in cash (the "Cash-in-Lieu Amount") equal to the product of (i) the decimal remainder resulting from dividing the total number of shares of Old Common Stock held by two (2), which remainder is then multiplied by two (2), and (ii) the average of the closing price per share of the Old Common Stock on the ten (10) trading days immediately preceding the date that is five (5) days prior to the Effective Date or, if no such sale takes place on such days, the closing price per share on the next prior day on which a sale took place, in each case as reported in the Wall Street Journal. No interest shall be payable on the Cash-in-Lieu Amount."

         FIFTH: The foregoing amendment was adopted by the directors and stockholders of the Corporation at duly called meetings of the board and stockholders, respectively, in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Amended and Restated Certificate of Incorporation to be executed by a duly authorized officer of the Corporation this ___th day of December, 2002.

                                           Mace Security International, Inc.


                                           Louis D. Paolino, Jr., President

MACE SECURITY INTERNATIONAL, INC.
1000 CRAWFORD PLACE, SUITE 400
MT. LAUREL, NEW JERSEY  08054

           PROXY - Special Meeting of Stockholders - December 16, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Gregory M. Krzemien and Stephen J. Duskin severally as proxies, each with the power to appoint his substitute, and hereby authorizes either or both of them to represent and to vote, as designated on the reverse side hereof, all the shares of common stock of Mace Security International, Inc. ("Mace") held of record by the undersigned on November 15, 2002, at the Special Meeting of Stockholders to be held on December 16, 2002, and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL, AND IN ACCORDANCE WITH THE PROXIES' JUDGEMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                 (Continued, and to be signed, on Reverse Side)


     ----------------------------------------------------------------------

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                  [X]      Please mark
                           your vote
                           as in this
                           example

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                                                                                                     FOR    AGAINST   ABSTAIN

                                                                                                     [_]      [_]       [_]
    Approval and adoption of an amendment to Mace's Amended and Restated
Certificate of Incorporation to effect a one-for-two reverse split of the outstanding shares of the common stock of Mace.


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                                                                   In their discretion, the Proxies are authorized, to the extent permitted by the rules of the Securities and Exchange Commission, to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

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                                                                   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING
                                                                   THE ENCLOSED ENVELOPE.

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SIGNATURE ______________________    DATE__________________    SIGNATURE ______________________ DATE___________________

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign with full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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